XYLEM INC.

RECAST ORDERS, REVENUE, OPERATING INCOME, ADJUSTED OPERATING INCOME, EBITDA AND ADJUSTED EBITDA BY SEGMENT

($ MILLIONS)

	Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2023
	As Previously Reported	As Recast(a)	As Previously Reported	As Recast	As Previously Reported	As Recast
Orders
Water Infrastructure	$2,471	$1,834	$2,607	$1,916	$3,060	$2,313
Applied Water	1,860	1,860	1,794	1,794	1,770	1,770
Measurement and Control Solutions	1,969	1,845	1,856	1,736	1,803	1,670
Integrated Solutions and Services	—	—	—	—	868	—
Water Solutions and Services	—	761	—	811	—	1,748
Total	$6,300	$6,300	$6,257	$6,257	$7,501	$7,501

Revenue
Water Infrastructure	$2,247	$1,647	$2,364	$1,686	$2,967	$2,215
Applied Water	1,613	1,613	1,767	1,767	1,853	1,853
Measurement and Control Solutions	1,335	1,234	1,391	1,275	1,729	1,612
Integrated Solutions and Services	—	—	—	—	815	—
Water Solutions and Services	—	701	—	794	—	1,684
Total	$5,195	$5,195	$5,522	$5,522	$7,364	$7,364

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

	Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2023
	As Previously Reported	As Recast(a)	As Previously Reported	As Recast	As Previously Reported	As Recast
Operating Income
Water Infrastructure	$387	$277	$418	$279	$419	$275
Applied Water	240	240	258	258	310	310
Measurement and Control Solutions	12	27	2	19	113	133
Integrated Solutions and Services	—	—	—	—	8	—
Water Solutions and Services	—	95	—	122	—	132
Corporate and Other	(54)	(54)	(56)	(56)	(198)	(198)
Total	$585	$585	$622	$622	$652	$652

Adjustments(b)
Water Infrastructure	$12	$15	$15	$13	$100	$93
Applied Water	8	8	13	13	14	14
Measurement and Control Solutions	3	65	92	80	90	80
Integrated Solutions and Services	—	—	—	—	97	—
Water Solutions and Services	—	14	—	14	—	114
Corporate and Other	3	3	2	2	119	119
Total	$26	$105	$122	$122	$420	$420

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

	Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2023
	As Previously Reported	As Recast(a)	As Previously Reported	As Recast	As Previously Reported	As Recast
Adjusted Operating Income
Water Infrastructure	$399	$292	$433	$292	$519	$368
Applied Water	248	248	271	271	324	324
Measurement and Control Solutions	15	92	94	99	203	213
Integrated Solutions and Services	—	—	—	—	105	—
Water Solutions and Services	—	109	—	136	—	246
Corporate and Other	(51)	(51)	(54)	(54)	(79)	(79)
Total	$611	$690	$744	$744	$1,072	$1,072

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

	Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2023
	As Previously Reported	As Recast(a)	As Previously Reported	As Recast	As Previously Reported	As Recast
EBITDA
Water Infrastructure	$433	$307	$467	$310	$532	$367
Applied Water	261	267	275	281	329	336
Measurement and Control Solutions	155	150	138	136	248	252
Integrated Solutions and Services	—	—	—	—	138	—
Water Solutions and Services	—	145	—	172	—	317
Corporate and Other/Regional Selling Locations	(24)	(44)	(170)	(189)	(155)	(180)
Total	$825	$825	$710	$710	$1,092	$1,092

Adjustments(c)
Water Infrastructure	$14	$17	$13	$16	$66	$59
Applied Water	10	9	17	17	17	16
Measurement and Control Solutions	9	8	29	28	30	29
Integrated Solutions and Services	—	—	—	—	43	—
Water Solutions and Services	—	5	—	6	—	52
Corporate and Other/Regional Selling Locations	32	26	171	163	144	144
Total	$65	$65	$230	$230	$300	$300

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

	Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2023
	As Previously Reported	As Recast(a)	As Previously Reported	As Recast	As Previously Reported	As Recast
Adjusted EBITDA
Water Infrastructure	$447	$324	$480	$326	$598	$426
Applied Water	271	276	292	298	346	352
Measurement and Control Solutions	164	158	167	164	278	281
Integrated Solutions and Services	—	—	—	—	181	—
Water Solutions and Services	—	150	—	178	—	369
Corporate and Other/Regional Selling Locations	8	(18)	1	(26)	(11)	(36)
Total	$890	$890	$940	$940	$1,392	$1,392

Adjusted EBITDA Margin
Water Infrastructure	19.9%	19.7%	20.3%	19.3%	20.2%	19.2%
Applied Water	16.8%	17.1%	16.5%	16.9%	18.7%	19.0%
Measurement and Control Solutions	12.3%	12.8%	12.0%	12.9%	16.1%	17.4%
Integrated Solutions and Services	N/A	N/A	N/A	N/A	22.2%	N/A
Water Solutions and Services	N/A	21.4%	N/A	22.4%	N/A	21.9%
Total	17.1%	17.1%	17.0%	17.0%	18.9%	18.9%

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

	1Q 2023		2Q 2023		3Q 2023		4Q 2023
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
Orders
Water Infrastructure	$639	$461	$751	$563	$850	$656	$820	$633
Applied Water	483	483	445	445	422	422	420	420
Measurement and Control Solutions	448	415	497	470	375	343	483	442
Integrated Solutions and Services	—	—	163	—	384	—	321	—
Water Solutions and Services	—	211	—	378	—	610	—	549
Total	$1,570	$1,570	$1,856	$1,856	$2,031	$2,031	$2,044	$2,044

Revenue
Water Infrastructure	$589	$410	$704	$519	$803	$612	$871	$674
Applied Water	453	453	478	478	465	465	457	457
Measurement and Control Solutions	406	378	415	384	440	413	468	437
Integrated Solutions and Services	—	—	125	—	368	—	322	—
Water Solutions and Services	—	207	—	341	—	586	—	550
Total	$1,448	$1,448	$1,722	$1,722	$2,076	$2,076	$2,118	$2,118

Operating Income
Water Infrastructure	$70	$46	$106	$70	$128	$84	$115	$75
Applied Water	83	83	84	84	73	73	70	70
Measurement and Control Solutions	20	26	26	29	27	35	40	43
Integrated Solutions and Services	—	—	(7)	—	(3)	—	18	—
Water Solutions and Services	—	18	—	26	—	33	—	55
Corporate and Other	(42)	(42)	(90)	(90)	(34)	(34)	(32)	(32)
Total	$131	$131	$119	$119	$191	$191	$211	$211

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

	1Q 2023		2Q 2023		3Q 2023		4Q 2023
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
Adjustments(b)
Water Infrastructure	$4	$4	$23	$22	$24	$23	$49	$44
Applied Water	3	3	2	2	6	6	3	3
Measurement and Control Solutions	24	21	20	18	23	21	23	20
Integrated Solutions and Services	—	—	25	—	52	—	20	—
Water Solutions and Services	—	3	—	28	—	55	—	28
Corporate and Other	23	23	70	70	19	19	7	7
Total	$54	$54	$140	$140	$124	$124	$102	$102

Adjusted Operating Income
Water Infrastructure	$74	$50	$129	$92	$152	$107	$164	$119
Applied Water	86	86	86	86	79	79	73	73
Measurement and Control Solutions	44	47	46	47	50	56	63	63
Integrated Solutions and Services	—	—	18	—	49	—	38	—
Water Solutions and Services	—	21	—	54	—	88	—	83
Corporate and Other	(19)	(19)	(20)	(20)	(15)	(15)	(25)	(25)
Total	$185	$185	$259	$259	$315	$315	$313	$313

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

	1Q 2023		2Q 2023		3Q 2023		4Q 2023
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
EBITDA
Water Infrastructure	$84	$55	$131	$89	$158	$110	$159	$113
Applied Water	87	88	89	91	79	80	74	77
Measurement and Control Solutions	54	56	61	59	60	66	73	71
Integrated Solutions and Services	—	—	13	—	63	—	62	—
Water Solutions and Services	—	31	—	60	—	112		114
Corporate and Other/Regional Selling Locations	(37)	(42)	(83)	(88)	(22)	(30)	(13)	(20)
Total	$188	$188	$211	$211	$338	$338	$355	$355

Adjustments(c)
Water Infrastructure	$5	$5	$20	$17	$12	$12	$29	$25
Applied Water	4	4	2	2	6	7	5	3
Measurement and Control Solutions	9	9	4	4	9	7	8	9
Integrated Solutions and Services	—	—	17	—	20	—	6	—
Water Solutions and Services	—	1	—	19	—	21	—	11
Corporate and Other/Regional Selling Locations	30	29	75	76	26	26	13	13
Total	$48	$48	$118	$118	$73	$73	$61	$61

Adjusted EBITDA
Water Infrastructure	$89	$60	$151	$106	$170	$122	$188	$138
Applied Water	91	92	91	93	85	87	79	80
Measurement and Control Solutions	63	65	65	63	69	73	81	80
Integrated Solutions and Services	—	—	30	—	83	—	68	—
Water Solutions and Services	—	32	—	79	—	133	—	125
Corporate and Other/Regional Selling Locations	(7)	(13)	(8)	(12)	4	(4)	—	(7)
Total	$236	$236	$329	$329	$411	$411	$416	$416

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

	1Q 2023		2Q 2023		3Q 2023		4Q 2023
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
Adjusted EBITDA Margin
Water Infrastructure	15.1%	14.6%	21.4%	20.4%	21.2%	19.9%	21.6%	20.5%
Applied Water	20.1%	20.3%	19.0%	19.5%	18.3%	18.7%	17.3%	17.5%
Measurement and Control Solutions	15.5%	17.2%	15.7%	16.4%	15.7%	17.7%	17.3%	18.3%
Integrated Solutions and Services	N/A	N/A	24.0%	N/A	22.6%	N/A	21.1%	N/A
Water Solutions and Services	N/A	15.5%	N/A	23.2%	N/A	22.7%	N/A	22.7%
Total	16.3%	16.3%	19.1%	19.1%	19.8%	19.8%	19.6%	19.6%

(a)Adjusted operating income amounts for 2021 have been recast to adjust for historical purchase accounting intangible amortization consistent with previously reported adjusted operating income amounts for 2022 and 2023.
(b)Adjustments consist of restructuring and realignment costs, special charges and purchase accounting intangible amortization.
(c)Adjustments consist of share-based compensation expense, restructuring and realignment costs and special charges. The recast information reflects depreciation, amortization and share-based compensation specifically identified to the segments which were previously reported within Corporate and other and Regional selling locations as part of an overall allocation.

Xylem Inc. Non-GAAP Reconciliation

Recast - GAAP vs. Organic & Constant Currency Growth -Year ended December 31, 2023

($ Millions)

	(As Recast - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E)=B+C+D	(F) = E/A	(G) = (E - C) / A
	Orders	Orders	Change 2023 v. 2022	% Change 2023 v. 2022	Acquisitions/ Divestitures	FX Impact	Change Adj. 2023 v. 2022	% Change Adj. 2023 v. 2022
	2023	2022
Year Ended December 31

Xylem Inc.	$7,501	$6,257	$1,244	20%	$(1,220)	$41	$65	1%	21%

Water Infrastructure	2,313	1,916	397	21%	(352)	17	62	3%	22%
Applied Water	1,770	1,794	(24)	(1)%	—	18	(6)	—%	—%
Measurement and Control Solutions	1,670	1,736	(66)	(4)%	—	(1)	(67)	(4)%	(4)%
Water Solutions and Services	1,748	811	937	116%	(868)	7	76	9%	116%

Quarter Ended December 31

Xylem Inc.	$2,044	$1,439	$605	42%	$(451)	$(17)	$137	10%	41%

Water Infrastructure	633	452	181	40%	(130)	(9)	42	9%	38%
Applied Water	420	400	20	5%	—	(2)	18	5%	5%
Measurement and Control Solutions	442	391	51	13%	—	(5)	46	12%	12%
Water Solutions and Services	549	196	353	180%	(321)	(1)	31	16%	180%

	(As Recast - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E)=B+C+D	(F) = E/A	(G) = (E - C) / A
	Orders	Orders	Change 2023 v. 2022	% Change 2023 v. 2022	Acquisitions/ Divestitures	FX Impact	Change Adj. 2023 v. 2022	% Change Adj. 2023 v. 2022
	2023	2022
Quarter Ended September 30

Xylem Inc.	$2,031	$1,419	$612	43%	$(547)	$(18)	$47	3%	42%

Water Infrastructure	656	424	232	55%	(163)	(7)	62	15%	53%
Applied Water	422	409	13	3%	—	(4)	9	2%	2%
Measurement and Control Solutions	343	388	(45)	(12)%	—	(5)	(50)	(13)%	(13)%
Water Solutions and Services	610	198	412	208%	(384)	(2)	26	13%	207%

Quarter Ended June 30

Xylem Inc.	$1,856	$1,684	$172	10%	$(222)	$23	$(27)	(2)%	12%

Water Infrastructure	563	558	5	1%	(59)	10	(44)	(8)%	3%
Applied Water	445	480	(35)	(7)%	—	6	(29)	(6)%	(6)%
Measurement and Control Solutions	470	444	26	6%	—	3	29	7%	7%
Water Solutions and Services	378	202	176	87%	(163)	4	17	8%	89%

Quarter Ended March 31

Xylem Inc.	$1,570	$1,715	$(145)	(8)%	$—	$53	$(92)	(5)%	(5)%

Water Infrastructure	461	482	(21)	(4)%	—	23	2	—%	—%
Applied Water	483	505	(22)	(4)%	—	18	(4)	(1)%	(1)%
Measurement and Control Solutions	415	513	(98)	(19)%	—	6	(92)	(18)%	(18)%
Water Solutions and Services	211	215	(4)	(2)%	—	6	2	1%	1%

Xylem Inc. Non-GAAP Reconciliation

Recast - GAAP vs. Organic & Constant Currency Growth -Year ended December 31, 2023

($ Millions)

	(As Recast - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E)=B+C+D	(F) = E/A	(G) = (E - C) / A
	Revenue	Revenue	Change 2023 v. 2022	% Change 2023 v. 2022	Acquisitions/ Divestitures	FX Impact	Change Adj. 2023 v. 2022	% Change Adj. 2023 v. 2022
	2023	2022
Year Ended December 31

Xylem Inc.	$7,364	$5,522	$1,842	33%	$(1,177)	$25	$690	12%	34%

Water Infrastructure	2,215	1,686	529	31%	(362)	8	175	10%	32%
Applied Water	1,853	1,767	86	5%	—	10	96	5%	5%
Measurement and Control Solutions	1,612	1,275	337	26%	—	—	337	26%	26%
Water Solutions and Services	1,684	794	890	112%	(815)	7	82	10%	113%

Quarter Ended December 31

Xylem Inc.	$2,118	$1,506	$612	41%	$(459)	$(17)	$136	9%	40%

Water Infrastructure	674	484	190	39%	(137)	(7)	46	10%	38%
Applied Water	457	455	2	—%	—	(4)	(2)	—%	—%
Measurement and Control Solutions	437	347	90	26%	—	(4)	86	25%	25%
Water Solutions and Services	550	220	330	150%	(322)	(2)	6	3%	149%

	(As Recast - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E)=B+C+D	(F) = E/A	(G) = (E - C) / A
	Revenue	Revenue	Change 2023 v. 2022	% Change 2023 v. 2022	Acquisitions/ Divestitures	FX Impact	Change Adj. 2023 v. 2022	% Change Adj. 2023 v. 2022
	2023	2022
Quarter Ended September 30

Xylem Inc.	$2,076	$1,380	$696	50%	$(540)	$(22)	$134	10%	49%

Water Infrastructure	612	403	209	52%	(172)	(12)	25	6%	49%
Applied Water	465	458	7	2%	—	(3)	4	1%	1%
Measurement and Control Solutions	413	320	93	29%	—	(5)	88	28%	28%
Water Solutions and Services	586	199	387	194%	(368)	(2)	17	9%	193%

Quarter Ended June 30

Xylem Inc.	$1,722	$1,364	$358	26%	$(178)	$19	$199	15%	28%

Water Infrastructure	519	421	98	23%	(53)	9	54	13%	25%
Applied Water	478	429	49	11%	—	4	53	12%	12%
Measurement and Control Solutions	384	318	66	21%	—	2	68	21%	21%
Water Solutions and Services	341	196	145	74%	(125)	4	24	12%	76%

Quarter Ended March 31

Xylem Inc.	$1,448	$1,272	$176	14%	$—	$45	$221	17%	17%

Water Infrastructure	410	378	32	8%	—	18	50	13%	13%
Applied Water	453	425	28	7%	—	13	41	10%	10%
Measurement and Control Solutions	378	290	88	30%	—	7	95	33%	33%
Water Solutions and Services	207	179	28	16%	—	7	35	20%	20%